Exhibit 99.1

August 25, 2005

Pogo Producing Company

Post Office Box 2504

Houston, Texas 77252-2504

Gentlemen:

At your request, we are providing this letter to present reserve and income data of Pogo Producing Company (Pogo) with specific breakouts of United States (Domestic) and International (Thailand and Hungary) divisions for the reports which were previously prepared as of January 1, 2003, January 1, 2004 and January 1, 2005.  The information presented in this letter are related to the reports previously prepared by Ryder Scott Company (Ryder Scott) in which we presented detailed and consolidated results following our preparation of the estimate of the reserves, future production, and income attributable to certain leasehold and royalty interests of Pogo for each report date.  Details associated with the evaluations prepared at each report date should be reviewed in each of our previously submitted reports and discussion letters.  For all evaluations, the income data were estimated using the Securities and Exchange Commission (SEC) requirements for future price and cost parameters.

The estimated reserves and future income amounts presented in this letter were related to hydrocarbon prices which were in effect at the time each report was generated.  Hydrocarbon prices in effect at December 31, 2002, December 31, 2003 and December 31, 2004 were used in the preparation of each report as required by SEC rules; however, actual future prices may vary significantly from the respective prices used in the preparation of each report.  Therefore, volumes of reserves actually recovered and amounts of income actually received may differ significantly from the estimated quantities presented in this letter.  The results of each of the three studies, segregated between Total Company Consolidated, Domestic (United States) and International (Thailand and Hungary), are summarized beginning in the table below and continued on pages 2 through 6.

SEC PARAMETERS

Estimated Net Reserves and Income Data

Certain Leasehold and Royalty Interests of

Pogo Producing Company – Total Company Consolidated

As of January 1, 2005

	Proved
	Developed			Total
	Producing	Non-Producing	Undeveloped	Proved
Net Remaining Reserves
Oil/Condensate - MBBL	44,214	30,143	20,889	95,246
Plant Products - MBBL	7,958	3,390	2,882	14,230
Gas – MMCF	221,042	108,436	169,260	498,738

Income Data – M$
Future Gross Revenue	$3,141,805	$1,816,240	$1,719,967	$6,678,012
Deductions	831,614	482,757	617,677	1,932,048
Future Net Income (FNI)	$2,310,191	$1,333,483	$1,102,290	$4,745,964

Discounted FNI @ 10%	$1,672,870	$826,495	$708,523	$3,207,888

SEC PARAMETERS

Estimated Net Reserves and Income Data

Certain Leasehold and Royalty Interests of

Pogo Producing Company – Domestic - USA

As of January 1, 2005

	Proved
	Developed			Total
	Producing	Non-Producing	Undeveloped	Proved
Net Remaining Reserves
Oil/Condensate - MBBL	36,533	18,218	7,979	62,730
Plant Products - MBBL	7,958	3,390	2,882	14,230
Gas – MMCF	191,231	55,152	106,667	353,050

Income Data – M$
Future Gross Revenue	$2,747,304	$1,184,294	$1,022,148	$4,953,746
Deductions	723,738	318,136	340,641	1,382,515
Future Net Income (FNI)	$2,023,566	$866,158	$681,507	$3,571,231

Discounted FNI @ 10%	$1,410,075	$459,750	$405,449	$2,275,274

SEC PARAMETERS

Estimated Net Reserves and Income Data

Certain Leasehold and Royalty Interests of

Pogo Producing Company – International - Thailand

As of January 1, 2005

	Proved
	Developed			Total
	Producing	Non-Producing	Undeveloped	Proved
Net Remaining Reserves
Oil/Condensate - MBBL	7,681	11,925	12,910	32,516
Plant Products - MBBL	0	0	0	0
Gas – MMCF	29,811	53,284	62,594	145,689

Income Data – M$
Future Gross Revenue	$394,501	$631,946	$697,819	$1,724,266
Deductions	107,876	164,621	277,036	549,533
Future Net Income (FNI)	$286,625	$467,325	$420,783	$1,174,733

Discounted FNI @ 10%	$262,795	$366,745	$303,075	$932,615

SEC PARAMETERS

Estimated Net Reserves and Income Data

Certain Leasehold and Royalty Interests of

Pogo Producing Company – Total Company Consolidated

As of January 1, 2004

	Proved
	Developed			Total
	Producing	Non-Producing	Undeveloped	Proved
Net Remaining Reserves
Oil/Condensate - MBBL	42,326	31,128	25,793	99,247
Plant Products - MBBL	3,442	2,055	489	5,986
Gas – MMCF	172,041	92,999	175,439	440,479

Income Data – M$
Future Gross Revenue	$2,148,966	$1,380,720	$1,493,537	$5,023,223
Deductions	511,375	357,922	520,969	1,390,266
Future Net Income (FNI)	$1,637,591	$1,022,798	$972,568	$3,632,957

Discounted FNI @ 10%	$1,230,532	$581,810	$621,843	$2,434,185

SEC PARAMETERS

Estimated Net Reserves and Income Data

Certain Leasehold and Royalty Interests of

Pogo Producing Company – Domestic - USA

As of January 1, 2004

	Proved
	Developed			Total
	Producing	Non-Producing	Undeveloped	Proved
Net Remaining Reserves
Oil/Condensate - MBBL	33,070	20,506	8,354	61,930
Plant Products - MBBL	3,442	2,055	489	5,986
Gas – MMCF	138,247	48,855	78,058	265,160

Income Data – M$
Future Gross Revenue	$1,782,819	$947,506	$698,217	$3,428,542
Deductions	411,295	211,683	177,477	800,455
Future Net Income (FNI)	$1,371,524	$735,823	$520,740	$2,628,087

Discounted FNI @ 10%	$985,113	$368,717	$319,017	$1,672,847

SEC PARAMETERS

Estimated Net Reserves and Income Data

Certain Leasehold and Royalty Interests of

Pogo Producing Company – International - Hungary

As of January 1, 2004

Total
Proved
Undeveloped
Net Remaining Reserves
Oil/Condensate - MBBL	10
Plant Products - MBBL	0
Gas – MMCF	10,131

Income Data – M$
Future Gross Revenue	$49,101
Deductions	23,358
Future Net Income (FNI)	$25,743

Discounted FNI @ 10%	$16,517

SEC PARAMETERS

Estimated Net Reserves and Income Data

Certain Leasehold and Royalty Interests of

Pogo Producing Company – International - Thailand

As of January 1, 2004

	Proved
	Developed			Total
	Producing	Non-Producing	Undeveloped	Proved
Net Remaining Reserves
Oil/Condensate - MBBL	9,256	10,622	17,429	37,307
Plant Products - MBBL	0	0	0	0
Gas – MMCF	33,794	44,144	87,250	165,188

Income Data – M$
Future Gross Revenue	$366,147	$433,214	$746,219	$1,545,580
Deductions	100,080	146,239	320,135	566,454
Future Net Income (FNI)	$266,067	$286,975	$426,084	$979,126

Discounted FNI @ 10%	$245,419	$213,093	$286,310	$744,822

SEC PARAMETERS

Estimated Net Reserves and Income Data

Certain Leasehold and Royalty Interests of

Pogo Producing Company – Total Company Consolidated

As of January 1, 2003

	Proved
	Developed			Total
	Producing	Non-Producing	Undeveloped	Proved
Net Remaining Reserves
Oil/Condensate - MBBL	58,178	24,862	18,379	101,419
Plant Products - MBBL	4,333	1,856	523	6,712
Gas – MMCF	154,189	101,804	105,611	361,604

Income Data – M$
Future Gross Revenue	$2,405,545	$1,146,309	$914,140	$4,465,994
Deductions	613,515	420,459	445,932	1,479,906
Future Net Income (FNI)	$1,792,030	$725,850	$468,208	$2,986,088

Discounted FNI @ 10%	$1,439,756	$423,113	$308,085	$2,170,954

SEC PARAMETERS

Estimated Net Reserves and Income Data

Certain Leasehold and Royalty Interests of

Pogo Producing Company – Domestic - USA

As of January 1, 2003

	Proved
	Developed			Total
	Producing	Non-Producing	Undeveloped	Proved
Net Remaining Reserves
Oil/Condensate - MBBL	47,440	11,769	4,124	63,333
Plant Products - MBBL	4,333	1,856	523	6,712
Gas – MMCF	116,824	51,867	33,308	201,999

Income Data – M$
Future Gross Revenue	$1,973,823	$610,086	$290,186	$2,874,095
Deductions	385,853	201,997	84,353	672,203
Future Net Income (FNI)	$1,587,970	$408,089	$205,833	$2,201,892

Discounted FNI @ 10%	$1,250,872	$189,779	$127,506	$1,568,157

SEC PARAMETERS

Estimated Net Reserves and Income Data

Certain Leasehold and Royalty Interests of

Pogo Producing Company – International - Thailand

As of January 1, 2003

	Proved
	Developed			Total
	Producing	Non-Producing	Undeveloped	Proved
Net Remaining Reserves
Oil/Condensate - MBBL	10,738	13,094	14,255	38,087
Plant Products - MBBL	0	0	0	0
Gas – MMCF	37,365	49,937	72,303	159,605

Income Data – M$
Future Gross Revenue	$431,722	$536,223	$623,954	$1,591,899
Deductions	227,662	218,462	361,579	807,702
Future Net Income (FNI)	$204,060	$317,762	$262,375	$784,197

Discounted FNI @ 10%	$188,884	$233,334	$180,579	$602,798

Liquid hydrocarbons are expressed in standard 42 gallon barrels.  All gas volumes are expressed in millions of cubic feet (MMCF) at the official temperature and pressure bases of the areas in which the gas reserves are located.

The estimates of the reserves, future production, and income attributable to properties in this report were prepared using the economic software package Aries for Windows, a copyrighted program of Landmark Graphics.  The program was used solely at the request of Pogo.  Ryder Scott has found this program to be acceptable, but notes that certain summaries and calculations may vary due to rounding and may not exactly match the sum of the properties being summarized.  Furthermore, one line economic summaries may vary slightly from the more detailed cash flow projections of the same properties, also due to rounding.  The rounding differences are not material.

The future gross revenue is after the deduction of production taxes.  The deductions comprise the normal direct costs of operating the wells, ad valorem taxes, recompletion costs, development costs, and certain abandonment costs net of salvage.  SRB taxes on the Thailand properties were estimated by Pogo and included as part of deductions.  The future net income is before the deduction of state and federal income taxes and general administrative overhead, and has not been adjusted for outstanding loans that may exist nor does it include any adjustment for cash on hand or undistributed income.

The discounted future net income shown above was calculated using a discount rate of 10 percent per annum compounded monthly.  Future net income was discounted at four other discount rates which were also compounded monthly.  These results are shown in summary form on the following tables for each report.

	Discounted Future Net Income – M$
	As of January 1, 2005
	Total Proved
Discount Rate	Total Company	Domestic	International
Percent	Consolidated	USA	Thailand

8	$3,408,629	$2,435,170	$973,459
12	$3,033,338	$2,138,495	$894,843
15	$2,809,087	$1,965,758	$843,329
18	$2,619,380	$1,822,154	$797,226

	Discounted Future Net Income – M$
	As of January 1, 2004
	Total Proved
Discount Rate	Total Company	Domestic	International	International
Percent	Consolidated	USA	Hungary	Thailand

8	$2,591,774	$1,790,316	$17,990	$783,468
12	$2,297,383	$1,572,785	$15,185	$709,414
15	$2,122,052	$1,446,997	$13,417	$661,638
18	$1,974,218	$1,342,931	$11,884	$619,403

	Discounted Future Net Income – M$
	As of January 1, 2003
	Total Proved
Discount Rate	Total Company	Domestic	International
Percent	Consolidated	USA	Thailand

8	$2,285,213	$632,442	$1,652,771
12	$2,070,496	$575,738	$1,494,758
15	$1,940,050	$539,378	$1,400,672
18	$1,828,545	$507,382	$1,321,163

The results shown above are presented for your information and should not be construed as our estimate of fair market value.

Pogo has interests in certain fields or leases that may contain substantial additional reserves that are not included in this report.  A portion of these reserves may qualify as either probable or possible reserves, but this study was limited to proved reserves at Pogo’s request.  Pogo has active exploratory and development drilling programs that may result in the discovery or reclassification of significant additional volumes.

The estimates of reserves presented in each report were based upon a detailed study of the properties in which Pogo owns an interest; however, we have not made any field examination of the properties.  No consideration was given in the reports to potential environmental liabilities that may exist nor were any costs included for potential liability to restore and clean up damages, if any, caused by past operating practices.  Pogo informed us that for the preparation of each report, they furnished us all of the accounts, records, geological and engineering data, and reports and other data required for this investigation.  The ownership interests, prices, and other factual data furnished by Pogo were accepted without independent verification.  The estimates presented in each report were based on data available through December 31, 2002, December 31, 2003 and December 31, 2004 for the respective report dates.

Pogo has assured us of their intent and ability to proceed with the development activities included in this report, and that they are not aware of any legal, regulatory or political obstacles that would significantly alter their plans.

Neither Ryder Scott Company nor any of our employees have any interest in the subject properties and neither the employment to prepare each of the previous reports, this letter nor the compensation is contingent on our estimates of reserves and future income for the subject properties.

This letter was prepared for the use and benefit of Pogo Producing Company and may not be put to other use without our prior written consent for such use.  The data, work papers, and maps used to generate the results that are presented in this letter are available for examination by authorized parties in our offices.  Please contact us if we can be of further service.

Very truly yours,

RYDER SCOTT COMPANY, L.P.

/s/ Samantha F. Meador, P.E.
Samantha F. Meador, P.E.
Vice President

SFM/pl